EXHIBIT 10.20


                            STOCK EXCHANGE AGREEMENT


     This Stock Exchange Agreement (this "Agreement"), dated as of July 20, 2006 (the "Effective Date"), is entered into by and among Equity Technologies & Resources, Inc., a Delaware corporation (the "Company"), MB Holding Corporation, a Nevada corporation ("MBH"), and H.E.B., LLC, a Nevada limited liability company ("HEB"). Each of the parties hereto is sometimes referred to herein as a "Party", and collectively, as the "Parties".

                                    RECITALS:

     WHEREAS, HEB is the beneficial owner of 1,000 shares of MBH's common stock, par value $.01 per share (the "MBH Stock"), which shares constitute all of the issued and outstanding shares of MBH;

     WHEREAS, the Company desires to acquire all of the MBH Stock from HEB, and HEB desires to acquire shares of capital stock of the Company;

     WHEREAS, the transfers of MBH Stock and the Company's capital stock will constitute a privately negotiated block transaction in reliance upon Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"); and

     WHEREAS, for federal income tax purposes, the Parties intend that the exchange of shares contemplated herein to qualify as a tax-free exchange under the United States Revenue Code of 1986, as amended.

                                   AGREEMENTS:

     In consideration of the foregoing and of the representations, warranties and covenants contained herein, the Parties hereby agree as follows:


ARTICLE I
                                   DEFINITIONS

     Certain terms used in this Agreement but not otherwise defined shall have the meanings ascribed thereto in Exhibit A attached hereto.


ARTICLE II
                               THE STOCK EXCHANGE

2.1 Stock Exchange. Subject to the terms and conditions set forth in this Agreement, at the Closing, HEB and the Company hereby agree to exchange the MBH Stock for Thirty-Four Million (34,000,000) shares of Post Split Common Stock, subject to the terms and conditions set forth in this Agreement.

2.2 Closing. The exchange of the MBH Stock for the Post Split Common Stock (the "Closing") shall take place at 11:00 am, Dallas, Texas time, at the offices of Jackson Walker L.L.P., 901 Main Street, Suite 6000, Dallas, Texas 75202 on such later date after the conditions set forth in Article VI have been satisfied or waived by the appropriate Party, as agreed to by the Parties (the "Closing Date").



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2.3  Exchange  under  Section  368(a) of the Code.  The Parties  intend that the exchange of shares contemplated in Section 1 below qualify as a tax-free exchange under Section 368(a) of the Code and this Agreement is to be interpreted to that effect. Each Party agrees to render to the other Parties reasonable assistance to preserve that tax treatment, however, no representation is made by any party hereto as to whether the transactions contemplated hereby will so qualify.


ARTICLE III
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company represents and warrants to HEB and MBH that the statements contained in this Article III are true and correct as of the date hereof and will be true and correct as of the Closing Date as if made on such date, except as set forth in the Schedules delivered by the Company to HEB concurrently herewith and which are attached hereto.

3.1 Organization. The Company is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company (a) is qualified or licensed in all jurisdictions where such qualification or license is required to own and operate its properties and conduct its business in the manner and at the places presently conducted; and (b) has full power and authority (corporate and other) to own, lease and operate its respective properties and assets and to carry on its business as presently conducted.

3.2 Capital Structure.

     (a) As of the Effective Date, the authorized capital stock of the Company consists of 302,500,000 shares of stock, consisting of 300,000,000 shares of Class A Common Stock, 100,000 shares of Class B Common Stock, 2,000,000 shares of Class A Preferred Stock, 300,000 shares of Class B Preferred Stock, and
100,000 shares of Class C Preferred Stock. As of the Effective Date, (i) 300,000,000 shares of Class A Common Stock, 100,000 shares of Class B Common Stock, and 70,000 shares of Class B Preferred Stock were issued and outstanding,
(ii) no options or warrants for any shares of the Company's capital stock were issued and outstanding; and (iii) no shares of the Company's capital stock were held in the treasury of the Company. All the outstanding shares of the Company's capital stock are duly authorized, validly issued, fully paid and non-assessable. There are no bonds, debentures, notes or other indebtedness having voting rights (or convertible or exchangeable into securities having such rights) ("Company Voting Debt") of the Company issued and outstanding. Except as set forth above, there are no equity interests of the Company authorized, issued or outstanding and there are no existing (i) options, warrants, calls, preemptive rights, subscriptions or other rights, convertible or exchangeable securities, agreements, arrangements or commitments of any character, relating to the issued or unissued equity interests of the Company, obligating the Company to issue, transfer or sell or cause to be issued, transferred or sold any equity interest or Company Voting Debt of, or other equity interest in, the Company, (ii) securities convertible into or exchangeable for such equity interests or (iii) obligations of the Company or to grant, extend or enter into any such option, warrant, call, preemptive right, subscription or other right, convertible security, agreement, arrangement or commitment.

     (b) There are no voting trusts, proxies, shareholders agreements or other agreements or understandings to which the Company is a party with respect to the voting or transfer of the equity interests or capital stock of the Company. The Company is not a party to any agreement or obligation, contingent or otherwise,



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to redeem, repurchase or otherwise acquire or retire any equity interests of the
Company, whether as a result of the transactions contemplated by this Agreement or otherwise.

     (c) The Company has not (i) made or agreed to make any split of its equity interests or dividend, or issued or permitted to be issued any equity interests, or securities exercisable for or convertible into equity interests, of the Company, (ii), repurchased, redeemed or otherwise acquired any equity or capital interests of the Company, or (iii) declared, set aside, made or paid any dividends or other distributions on the outstanding equity interests of the Company.

3.3 Authorization and Validity. The Company has the appropriate power and authority and legal right to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery by the Company of this Agreement and the performance of its obligations hereunder have been duly authorized by proper corporate and other proceedings, and this Agreement constitutes the legal, valid and binding obligation of the Company enforceable against it in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

3.4 No Conflict; Government Consent. Neither the execution and delivery by the Company of this Agreement, nor the consummation of the transactions therein contemplated, nor compliance with the provisions thereof will violate (a) any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on the Company, or (b) the Company's certificate of incorporation or bylaws, (c) the provisions of any indenture, instrument or agreement to which the Company is a party or is subject, or by which it, or its property, is bound, or conflict with or constitute a default thereunder, or result in, or require, the creation or imposition of any Lien in, of or on the property of the Company pursuant to the terms of any such indenture, instrument or agreement. No order, consent, adjudication, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, or other action in respect of any governmental or public body or authority, or any subdivision thereof, which has not been obtained by the Company is required to be obtained by the Company or in connection with the execution and delivery of this Agreement, or the legality, validity, binding effect or enforceability of any of this Agreement. Except as set forth in Schedule 3.4, no consent, approval or authorization of, or notice to, any other person or entity, including, without limitation, parties to loans, contracts, leases or other agreements, is required in connection with the execution, delivery and performance of this Agreement by the Company or the consummation by it of the transactions contemplated hereby.

3.5      Company Financial Statements.

     (a) The Company has filed all forms, reports, statements, schedules, registration statements and other documents required to be filed with the SEC since January 1, 2005 (the "SEC Documents"), each of which complied in all material respects with the applicable requirements of the Securities Act, and the rules and regulations promulgated thereunder, or the Exchange Act and the rules and regulations promulgated thereunder, each as in effect on the date so filed. No Company subsidiary is required to file any form, report, statement, schedule, registration statement or other document with the SEC. No SEC



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Document,  when filed (or,  if amended or  superseded  by a filing  prior to the
Closing Date, on the date of such filing) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (b) Each of the Company's audited and unaudited consolidated financial statements of (including any related notes thereto) included in the SEC Documents have been prepared in accordance with GAAP (as applied by the SEC), applied on a consistent basis during the relevant periods (except as may be disclosed in the notes thereto), and present fairly the consolidated financial position and consolidated results of operations and changes in cash flows of the Company and its subsidiaries as of the respective dates or for the respective periods reflected therein, except, in the case of the unaudited interim financial statements, for normal and recurring year-end adjustments that are not material.

     (c) Except as set forth in Schedule 3.5(c) and on the Company's balance sheet of as of December 31, 2005 included in the SEC Documents (the "Company's Latest Balance Sheet"), or in the notes thereto, the Company does not have any liabilities, debts, claims or obligations of any nature (whether accrued, absolute, direct or indirect, contingent or otherwise, whether due or to become due), and there is no existing condition or set of circumstances which would reasonably be expected, individually or in the aggregate, to result in such a liability. All reserves shown in the Company's Latest Balance Sheet are appropriate, reasonable and sufficient to provide for losses thereby contemplated. Except as set forth in the Company's Latest Balance Sheet, the Company is not liable upon or with respect to, or obligated in any other way to provide funds in respect of or to guarantee or assume in any manner, any debt, obligation or dividend of any person, corporation, association, partnership, joint venture, trust or other entity.

3.6 Employee Matters. The Company does not have any employees.

3.7 Employee Benefit Plans. There are no employee benefit plans (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) sponsored by the Company or to which the Company contributes or may be obligated to contribute on behalf of its former employees and there are no Company employee benefit plans previously sponsored or contributed to on behalf of the Company's employees within the three years preceding the date hereof.

3.8 Title; Leased Assets. The Company's sole asset is a de minimis amount of cash.

3.9 Commitments. Except as set forth in Schedule 3.9, the Company has not entered into, nor is any of the Company's capital stock, or the assets of the Company bound by, whether or not in writing, any (i) partnership or joint venture agreement; (ii) deed of trust or other security agreement; (iii) guaranty or suretyship, indemnification or contribution agreement or performance bond; (iv) employment, consulting or compensation agreement or arrangement, including the election or retention in office of any director or officer; (v) labor or collective bargaining agreement; (vi) debt instrument, loan agreement or other obligation relating to indebtedness for borrowed money or money lent or to be lent to another; (vii) deed or other document evidencing an interest in or contract to purchase or sell real property; (viii) agreement with dealers or



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sales  or  commission   agents,   public  relations  or  advertising   agencies,
accountants or attorneys; (ix) lease of real or personal property, whether as lessor, lessee, sublessor or sublessee; (x) agreement between the Company and any affiliate of the Company; (xi) agreement relating to any material matter or transaction in which an interest is held by a person or entity that is an affiliate of the Company; (xii) any agreement for the acquisition of services, supplies, equipment or other personal property and involving more than $25,000 in the aggregate; (xiii) powers of attorney; (xiv) contracts containing noncompetition covenants; (xv) any other agreement or commitment not made in the ordinary course of business or that is material to the business or financial condition of the Company.

     All of the foregoing are hereinafter collectively referred to as the "Company Commitments." There are no existing defaults, events of default or events, occurrences, acts or omissions that, with the giving of notice or lapse of time or both, would constitute defaults by the Company, and no penalties have been incurred nor are amendments pending, with respect to the Company Commitments, except as described in Schedule 3.9. The Company Commitments are in full force and effect and are valid and enforceable obligations of the parties thereto in accordance with their respective terms, and no defenses, off-sets or counterclaims have been asserted or, to the best knowledge of the Company, may be made by any party thereto, nor has the Company waived any rights thereunder. The Company has not received notice of any default with respect to any Company Commitment.

3.10 Adverse Agreements. The Company is not a party to any agreement or instrument or subject to any charter or other corporate restriction or any judgment, order, writ, injunction, decree, rule or regulation that materially and adversely affects, or so far as the Company can now foresee, may in the future materially and adversely affect, the condition (financial or otherwise), operations, assets, liabilities, business or prospects of the Company.

3.11 Material Adverse Change. Since December 31, 2005, there has been no change in the business, property, condition (financial or otherwise) or results of operations of the Company which could reasonably be expected to have a Material Adverse Effect with respect to the Company.

3.12 Taxes. The Company has filed all United States federal tax returns and all other tax returns which are required to be filed and have paid all taxes due pursuant to said returns or pursuant to any assessment received by the Company, except such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided on the Company Latest Balance Sheet and as to which no Lien exists. No tax liens have been filed and no claims are being asserted with respect to any such taxes. The charges, accruals and reserves on the books of the Company in respect of any taxes or other governmental charges are adequate. The Company is taxable as a "C" corporation for federal income tax purposes.

3.13 Litigation and Contingent Obligations. There is no litigation, arbitration, governmental investigation, proceeding or inquiry pending or, to best knowledge of any of its officers, threatened against or affecting the Company. The Company has no contingent obligations not provided for or disclosed in the Company Latest Balance Sheet.

3.14 Compliance With Laws. The Company has complied with all applicable statutes, rules, regulations, orders and restrictions of any domestic or foreign government or any instrumentality or agency thereof having jurisdiction over the



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conduct of their  respective  businesses  or the  ownership of their  respective
Property except for any failure to comply with any of the foregoing which could not reasonably be expected to have a Material Adverse Effect with respect to the Company.

3.15 Issuance of Post Split Common Stock. The shares of Post Split Common Stock to be delivered to HEB hereunder have been, or at Closing will have been, duly and validly authorized and when issued in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable and will not have been issued in violation of any statutory preemptive rights, or any other preemptive right, co-sale right, right of first refusal or other similar right.

3.16 Information Furnished to the Company. The Company has been provided with, and is familiar with, the financial and other information regarding the business and operations of MBH that the Company deems necessary for evaluating the merits and risks of the transactions contemplated by this Agreement.

3.17 Investment Purposes. The Company is acquiring the MBH Common Stock for investment purposes and not with a view toward resale or distribution thereof, and has no present intention of selling, granting any participation in, or otherwise distributing the MBH Common Stock.

3.18 Restricted Securities. The Company understands that the shares of MBH Common Stock will be transferred by HEB pursuant to an exemption from the registration requirements of the Securities Act, and are characterized as "restricted securities" under the Securities Act and may be resold without registration under the Securities Act only in limited circumstances.

3.19 Broker's or Finder's Commissions. No broker's or finder's or placement fee or commission will be payable to any broker or agent engaged by the Company or any of its officers, directors or agents with respect to the transactions contemplated by this Agreement.


ARTICLE IV
                   REPRESENTATIONS AND WARRANTIES MBH AND HEB


     MBH and HEB represent and warrant to the Company and the Stockholders that the statements contained in the Article IV are true and correct as of the date hereof and will be true and correct as of the Closing Date as if made on such date, except as set forth in the Schedules delivered by HEB to the Company concurrently herewith.

4.1 Organization. MBH is a corporation, duly organized, validly existing and in good standing under the laws of the State of Nevada. HEB is a limited liability company, duly organized, validly existing and in good standing under the laws of the State of Nevada. MBH (a) is qualified or licensed in all jurisdictions where such qualification or license is required to own and operate its properties and conduct its business in the manner and at the places presently conducted; (b) holds all franchises, grants, licenses, certificates, permits, consents and orders, all of which are valid and in full force and effect, from all applicable United States and foreign regulatory authorities necessary to own and operate its properties and to conduct its business in the manner and at the places presently conducted; and (c) has full power and authority (corporate and other) to own, lease and operate its respective properties and assets and to carry on its business as presently conducted and as proposed to be conducted, except, in



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each case,  where the  failure to be so  qualified  or  licensed or to hold such franchises, grants, licenses, certificates, permits, consents and orders or to have such power and authority would not, when taken together with all other such failures, reasonably be expected to have a Material Adverse Effect with respect to MBH. MBH does not directly or indirectly own any equity or similar interest in, or any interest convertible into or exchangeable or exercisable for, any equity or similar interest in, any corporation, partnership, joint venture or other business association or entity.

4.2      Capital Structure.

     (a) As of the Effective Date, the authorized capital stock of MBH consists of 1,000 shares of MBH Common Stock, and no shares of preferred stock, par value $0.01 per share. As of the Effective Date, (i) 1,000 shares of MBH Common Stock and no shares of preferred stock were issued and outstanding, (ii) no options for shares of MBH Common Stock were issued and outstanding; and (iii) no shares of MBH Common Stock were held in the treasury of the Company. All the outstanding shares of MBH Common Stock are duly authorized, validly issued, fully paid and non-assessable. As of the Effective Date, HEB is the sole stockholder of MBH. There are no bonds, debentures, notes or other indebtedness having voting rights (or convertible or exchangeable into securities having such rights) ("MBH Voting Debt") of MBH issued and outstanding. Except as set forth above, there are no equity interests of MBH authorized, issued or outstanding and there are no existing (i) options, warrants, calls, preemptive rights, subscriptions or other rights, convertible or exchangeable securities, agreements, arrangements or commitments of any character, relating to the issued or unissued equity interests of MBH, obligating MBH or HEB to issue, transfer or sell or cause to be issued, transferred or sold any equity interest or MBH Voting Debt of, or other equity interest in, MBH, (ii) securities convertible into or exchangeable for such equity interests or (iii) obligations of MBH or HEB to grant, extend or enter into any such option, warrant, call, preemptive right, subscription or other right, convertible security, agreement, arrangement or commitment. MBH has not granted to any Person any rights to have any securities registered under the Securities Act.

     (b) There are no voting trusts, proxies, shareholders agreements or other agreements or understandings to which MBH is a party with respect to the voting or transfer of the equity interests or capital stock of MBH. MBH is not a party to any agreement or obligation, contingent or otherwise, to redeem, repurchase or otherwise acquire or retire any equity interests of MBH, whether as a result of the transactions contemplated by this Agreement or otherwise.

     (c) MBH has not (i) made or agreed to make any split of its equity interests or dividend, or issued or permitted to be issued any equity interests, or securities exercisable for or convertible into equity interests, of MBH,
(ii), repurchased, redeemed or otherwise acquired any equity or membership interests of MBH, or (iii) declared, set aside, made or paid any dividends or other distributions on the outstanding equity interests of MBH.

4.3 Authorization and Validity. Each of HEB and MBH has the appropriate power and authority and legal right to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery by HEB and MBH of this Agreement and the performance of their respective obligations hereunder have been duly authorized by proper corporate and other proceedings, and this Agreement constitutes the legal, valid and binding obligation of HEB and MBH




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enforceable  against  it and them in  accordance  with  their  terms,  except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

4.4 No Conflict; Government Consent. Neither the execution and delivery by HEB and MBH of this Agreement, nor the consummation of the transactions therein contemplated, nor compliance with the provisions thereof will violate (a) any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on HEB or MBH, or (b) MBH's or HEB's organizing documents, bylaws or similar governing documents, (c) the provisions of any indenture, instrument or agreement to which either HEB or MBH is a party or is subject, or by which it, or its Property, is bound, or conflict with or constitute a default thereunder, or result in, or require, the creation or imposition of any Lien in, of or on the Property of HEB or MBH pursuant to the terms of any such indenture, instrument or agreement. No order, consent, adjudication, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, or other action in respect of any governmental or public body or authority, or any subdivision thereof, which has not been obtained by HEB or MBH is required to be obtained by HEB or MBH in connection with the execution and delivery of this Agreement, or the legality, validity, binding effect or enforceability of any of this Agreement. Except as set forth in Schedule 4.4, no consent, approval or authorization of, or notice to, any other person or entity, including, without limitation, parties to loans, contracts, leases or other agreements, is required in connection with the execution, delivery and performance of this Agreement by HEB or MBH or the consummation by it of the transactions contemplated hereby.

4.5      MBH Financial Statements.

     (a) HEB has delivered to the Company the unaudited balance sheet of MBH as of December 31, 2005 and the related statements of operations, members' equity and cash flows for the year ended December 31, 2005 (collectively, the "MBH Financial Statements").

     (b) The MBH Financial Statements have been prepared in accordance with GAAP, applied on a consistent basis during the relevant periods (except as may be disclosed in the notes thereto), and present fairly the consolidated financial position and consolidated results of operations and changes in cash flows of MBH as of the respective dates or for the respective periods reflected therein, except, in the case of the unaudited interim financial statements, for normal and recurring year-end adjustments that are not material.

     (c) Except as set forth in Schedule 4.5(c) and on the MBH Financial Statements, or in the notes thereto, MBH does not have any liabilities, debts, claims or obligations of any nature (whether accrued, absolute, direct or indirect, contingent or otherwise, whether due or to become due), and there is no existing condition or set of circumstances which would reasonably be expected, individually or in the aggregate, to result in such a liability. All reserves shown in the MBH Financial Statements are appropriate, reasonable and sufficient to provide for losses thereby contemplated. Except as set forth in the MBH Financial Statements, MBH is not liable upon or with respect to, or obligated in any other way to provide funds in respect of or to guarantee or assume in any manner, any debt, obligation or dividend of any person, corporation, association, partnership, joint venture, trust or other entity.





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4.6      Employee Matters.

     (a) Schedule 4.6(a) contains a complete and accurate list of all compensation plans sponsored by MBH or to which MBH contributes on behalf of its employees, other than MBH Employee Benefit Plans listed in Schedule 4.7(a). The compensation plans include without limitation plans, arrangements or practices that provide for severance pay, deferred compensation, incentive, bonus or performance awards, and stock ownership or stock options.

     (b) Schedule 4.6(b) contains a complete and accurate list of all employment agreements to which MBH is a party with respect to its employees or is otherwise obligated.

     (c) MBH: (i) has been and is in compliance with all laws, rules, regulations and ordinances respecting employment and employment practices, terms and conditions of employment and wages and hours; and (ii) is not liable for any arrears of wages or penalties for failure to comply with any of the foregoing. MBH has not engaged in any unfair labor practice or discriminated on the basis of race, color, religion, sex, national origin, age or handicap in its employment conditions or practices. There are no: (i) unfair labor practice charges or complaints or racial, color, religious, sex, national origin, age or handicap discrimination charges or complaints pending or threatened against MBH before any federal, state or local court, board, department, commission or agency nor does any basis therefor exist; or (ii) existing or threatened labor strikes, disputes, grievances, controversies or other labor troubles affecting MBH, nor does any basis therefor exist.

     (d) MBH has never been a party to any agreement with any union, labor organization or collective bargaining unit. No employees of MBH are represented by any union, labor organization or collective bargaining unit. To the best knowledge of MBH, the employees of MBH have no intention to and have not threatened to organize or join a union, labor organization or collective bargaining unit.

     (e) All employees of MBH are citizens of, or are authorized to be employed in, the United States.

4.7      Employee Benefit Plans.

     (a) There are no employee benefit plans (within the meaning of Section 3(3) of ERISA) sponsored by MBH or to which MBH contributes or may be obligated to contribute on behalf of its former employees and there are no employee benefit plans previously sponsored or contributed to on behalf of MBH's employees within the three years preceding the date hereof.

4.8 Title; Leased Assets. A description of all interests in real property owned by MBH (collectively, the "MBH Real Property") is set forth in Schedule 4.8(a). Except as set forth in Schedule 4.8(a), the Company has good, valid and marketable title to all the MBH Real Property. Except as set forth in Schedule 4.8(b), MBH has good, valid and marketable title to all tangible and intangible personal property owned by it (collectively, the "MBH Personal Property"). A list of all leases of real and personal property to which MBH is a party, either as lessor or lessee, are set forth in Schedule 4.8(c). All such leases are valid and enforceable in accordance with their respective terms except as may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally or the availability of equitable remedies. Except for those assets acquired since December 31, 2005, all tangible and intangible assets used in the conduct of the business of the Company MBH are reflected in the Financial Statements in a manner that is in conformity with generally accepted accounting principles applied on a consistent basis with prior periods. MBH owns, leases or otherwise possesses a right to use all assets used in the conduct of the business of MBH, which will not be impaired by the consummation of the transactions contemplated hereby.

4.9 MBH Commitments. Except as set forth in Schedule 4.9, MBH has not entered into, nor is the capital stock, or the assets of MBH bound by, whether or not in writing, any (i) partnership or joint venture agreement; (ii) deed of trust or other security agreement; (iii) guaranty or suretyship, indemnification or contribution agreement or performance bond; (iv) employment, consulting or compensation agreement or arrangement, including the election or retention in office of any director or officer; (v) labor or collective bargaining agreement;
(vi) debt instrument, loan agreement or other obligation relating to indebtedness for borrowed money or money lent or to be lent to another; (vii) deed or other document evidencing an interest in or contract to purchase or sell real property; (viii) agreement with dealers or sales or commission agents, public relations or advertising agencies, accountants or attorneys; (ix) lease of real or personal property, whether as lessor, lessee, sublessor or sublessee;
(x) agreement between MBH and any affiliate of MBH; (xi) agreement relating to any material matter or transaction in which an interest is held by a person or entity that is an affiliate of MBH; (xii) any agreement for the acquisition of services, supplies, equipment or other personal property and involving more than $25,000 in the aggregate; (xiii) powers of attorney; (xiv) contracts containing noncompetition covenants; (xv) any other agreement or commitment not made in the ordinary course of business or that is material to the business or financial condition of MBH.

         All of the foregoing are hereinafter collectively referred to as the "MBH Commitments." There are no existing defaults, events of default or events, occurrences, acts or omissions that, with the giving of notice or lapse of time or both, would constitute defaults by MBH, and no penalties have been incurred nor are amendments pending, with respect to the MBH Commitments, except as described in Schedule 4.9. The MBH Commitments are in full force and effect and are valid and enforceable obligations of the parties thereto in accordance with their respective terms, and no defenses, off-sets or counterclaims have been asserted or, to the best knowledge of MBH, may be made by any party thereto, nor has MBH waived any rights thereunder. MBH has not received notice of any default with respect to any MBH Commitment.

4.10 Adverse Agreements. MBH is not a party to any agreement or instrument or subject to any charter or other corporate restriction or any judgment, order, writ, injunction, decree, rule or regulation that materially and adversely affects, or so far as MBH or the Stockholders can now foresee, may in the future materially and adversely affect, the condition (financial or otherwise), operations, assets, liabilities, business or prospects of MBH.

4.11 Patents, Trade-marks, Service Marks and Copyrights.

     (a) MBH owns all patents, trade-marks, service marks and copyrights, if any, necessary to conduct its business, or possesses adequate licenses or other rights, if any, therefor, without conflict with the rights of others. Set forth in Schedule 4.12 is a true and correct description of the following (the "MBH

Proprietary Rights"): (i) all trade-marks, trade-names, service marks and other trade designations, including common law rights, registrations and applications therefor, and all patents, copyrights and applications currently owned, in whole or in part, by MBH with respect to the business of MBH, and all licenses, royalties, assignments and other similar agreements relating to the foregoing to which MBH is a party (including expiration date if applicable); and (ii) all agreements relating to technology, know-how or processes that MBH is licensed or authorized to use by others, or which it licenses or authorizes others to use.

     (b) MBH has the sole and exclusive right to use the MBH Proprietary Rights without infringing or violating the rights of any third parties. Use of the MBH Proprietary Rights does not require the consent of any other person and the MBH Proprietary Rights are freely transferable. No claim has been asserted by any person to the ownership of or right to use any MBH Proprietary Right or challenging or questioning the validity or effectiveness of any license or agreement constituting a part of any MBH Proprietary Right, and MBH does not know of any valid basis for any such claim. Each of the MBH Proprietary Rights is valid and subsisting, has not been cancelled, abandoned or otherwise terminated and, if applicable, has been duly issued or filed.

     (c) MBH has no knowledge of any claim that, or inquiry as to whether, any product, activity or operation of MBH infringes upon or involves, or has resulted in the infringement of, any proprietary right of any other person, corporation or other entity; and no proceedings have been instituted, are pending or are threatened that challenge the rights of MBH with respect thereto.

4.12 Trade Secrets and Customer Lists. MBH has the right to use, free and clear of any claims or rights of others all trade secrets, customer lists and proprietary information required for the marketing of all merchandise and services formerly or presently sold or marketed by MBH. MBH is not using or in any way making use of any confidential information or trade secrets of any third party, including without limitation any past or present employee of MBH.

4.13 Material Adverse Change. Since December 31, 2005, there has been no change in the business, property, condition (financial or otherwise) or results of operations of MBH which could reasonably be expected to have a Material Adverse Effect with respect to MBH.

4.14 Taxes. MBH has filed all United States federal tax returns and all other tax returns which are required to be filed and have paid all taxes due pursuant to said returns or pursuant to any assessment received by MBH, except such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided on the Financial Statements and as to which no Lien exists. No tax liens have been filed and no claims are being asserted with respect to any such taxes. The charges, accruals and reserves on the books of MBH in respect of any taxes or other governmental charges are adequate. MBH is taxable as a "C" corporation for federal income tax purposes.

4.15 Litigation and Contingent Obligations. There is no litigation, arbitration, governmental investigation, proceeding or inquiry pending or, to best knowledge of any of its officers, threatened against or affecting MBH. MBH has no contingent obligations not provided for or disclosed in the Financial Statements.

4.16 Compliance With Laws. MBH has complied with all applicable statutes, rules, regulations, orders and restrictions of any domestic or foreign government or any instrumentality or agency thereof having jurisdiction over the conduct of their respective businesses or the ownership of their respective Property except for any failure to comply with any of the foregoing which could not reasonably be expected to have a Material Adverse Effect with respect to MBH.

4.17 Issuance of MBH Common Stock. The shares of MBH Common Stock to be delivered to the Company hereunder have been duly and validly authorized and when delivered in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable and will not have been transferred in violation of any statutory preemptive rights, or any other preemptive right, co-sale right, right of first refusal or other similar right.

4.18 Information Furnished to HEB. HEB has been provided with, and is familiar with, the financial and other information regarding the business and operations of the Company, including, but not limited to the information contained in the SEC Documents, that HEB deems necessary for evaluating the merits and risks of the transactions contemplated by this Agreement.

4.19 Investment Purposes. HEB is acquiring the shares of Post Split Common Stock for investment purposes and not with a view toward resale or distribution thereof, and has no present intention of selling, granting any participation in, or otherwise distributing the shares of Post Split Common Stock.

4.20 Restricted Securities. The Company understands that the shares of Post Split Common Stock will be issued by the Company to HEB pursuant to an exemption from the registration requirements of the Securities Act, and are characterized as "restricted securities" under the Securities Act and may be resold without registration under the Securities Act only in limited circumstances.

4.21 Broker's or Finder's Commissions. No broker's or finder's or placement fee or commission will be payable to any broker or agent engaged by HEB or MBH or any of its officers, directors or agents with respect to the transactions contemplated by this Agreement.


ARTICLE V
                              PRE-CLOSING COVENANTS

5.1 Covenants of the Company. After the Effective Date and until the earlier of(a) the Closing Date or (b) the expiration or termination of this Agreement, unless MBH and HEB shall otherwise consent in writing:

     (a) Conduct of Business. The Company will carry on and conduct its business in substantially the same manner as it is presently conducted and do all things necessary to remain duly incorporated or organized, validly existing and in good standing in its jurisdiction of incorporation or organization and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted.

     (b) Compliance with Laws. The Company will comply with all laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject.

     (c) Dilution of Ownership. The Company will not consent to or approve of the issuance of (i) any additional stock, securities or other equity securities or interests, (ii) any instrument convertible voluntarily by the Company or automatically upon the occurrence or non-occurrence of any event or condition into, or exchangeable for, any such stock, securities or interests, or (iii) any warrants, options, contracts or other commitments entitling any third party to purchase or otherwise acquire any such stock, securities or interests.

5.2 Covenants of MBH and HEB.  After the Effective Date and until the earlier of
(a) the Closing Date, or (b) the expiration or termination of this Agreement, unless the Company shall otherwise consent in writing;

     (a) Conduct of Business. MBH will, and HEB shall cause MBH to, carry on and conduct its business in substantially the same manner as it is presently conducted and do all things necessary to remain duly incorporated or organized, validly existing and in good standing in its jurisdiction of incorporation or organization and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted.

     (b) Compliance with Laws. MBH will, and HEB will cause MBH to, comply with all laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which MBH may be subject.

     (c) Dilution of Ownership. MBH will not consent to or approve of the issuance of (i) any additional stock, securities or other equity securities or interests, (ii) any instrument convertible voluntarily by MBH or automatically upon the occurrence or non-occurrence of any event or condition into, or exchangeable for, any such stock, securities or interests, or (iii) any warrants, options, contracts or other commitments entitling any third party to purchase or otherwise acquire any such stock, securities or interests. Except as set forth in this Agreement, HEB will not consent to or approve of the sale, transfer or other disposition of (i) any of the MBH Common Stock, (ii) any instrument convertible into or exchangeable for the MBH Common Stock or any interest therein, or (iii) any warrants, options, contracts or other commitments entitling any third party to purchase or otherwise acquire any shares of MBH Common Stock.

5.3 Access. From the Effective Date until the Closing Date (or the termination of this Agreement), each of the Company and MBH shall afford to the other Party and such other Party's representatives reasonable access, upon reasonable notice during normal business hours, to all its properties, books, contracts, commitments, personnel and records and shall furnish promptly to such other Party all information concerning its business, properties and personnel as may reasonably be requested. All such information as may be furnished by or on behalf of the Company or MBH to another Party or such other Party's representatives pursuant to this Section 5.3 shall be and remain confidential. No investigation pursuant to this Section 5.3 shall affect any representation or warranty in this Agreement of any party hereto or any condition to the obligations of the parties hereto.

5.4 Notification of Certain Matters. Each of the Company, MBH and HEB shall promptly advise the other parties orally and in writing of (a) any representation or warranty made by it contained in this Agreement that is qualified as to materiality becoming untrue or inaccurate in any respect or any such representation or warranty that is not so qualified becoming untrue or inaccurate in any material respect or (b) the failure by it to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it under this Agreement or (c) any event or change or impending occurrence of any event or change of which it has knowledge and which has resulted, or which, insofar as can reasonably be foreseen, is likely to result, in any of the conditions to the transactions contemplated hereby set forth in Article VI not being satisfied; provided, however, that no such notification shall affect the representations, warranties, covenants or agreements of the parties or the conditions to the obligations of the parties under this Agreement.


ARTICLE VI
                                     CLOSING

6.1 Company Conditions. The obligation of the Company to consummate the transactions contemplated under this Agreement is subject to the satisfaction, prior to or at the Closing, of the following conditions:

     (a) Representations and Warranties. The representations and warranties of HEB and MBH contained in Article IV shall be true and correct in all material respects and the covenants and agreements of such parties set forth in Article V shall have been complied with at and as of the Closing Date as though then made, except to the extent of changes caused by the transactions expressly contemplated herein.

     (b) Consents. HEB and MBH shall have received all approvals and consents required under their respective loan agreements, leases, and indentures, shareholders agreements or other debt documents or contracts necessary to consummate the transactions contemplated herein including without limitation, those set forth on Schedule 4.4.

     (c) No Injunctions. There shall be no effective injunction, writ, preliminary restraining order or any order of any nature issued by a court of competent jurisdiction prohibiting or imposing any condition on the consummation of any of the transactions contemplated hereby.

6.2 HEB Conditions. The obligation of HEB to consummate the transactions contemplated under this Agreement is subject to the satisfaction, prior to or at the Closing, of the following conditions:

     (a) Representations and Warranties. The representations and warranties of the Company contained in Article IV hereof shall be true and correct in all material respects and the covenants and agreements of such parties set forth in
Article V shall have been complied with at and as of the Closing Date as though then made, except to the extent of changes caused by the transactions expressly contemplated herein.

     (b) Consents. The Company shall have received all approvals and consents required under their respective loan agreements, leases, and indentures, shareholders agreements or other debt documents or contracts necessary to consummate the transactions contemplated herein including without limitation, those set forth on Schedule 3.4.

     (c) Cancellation of Capital Stock. The Company shall have cancelled all of its outstanding shares of Class B Common Stock pursuant to the terms of the Stock Cancellation Agreement, in the forms attached here to as Exhibit B (the "Stock Cancellation Agreement")

     (d) Reverse Stock Split, Amended and Restated Certificate of Incorporation. The Company's Board of Directors and stockholders shall have authorized, adopted and approved, in accordance with the applicable provisions of the DGCL, the

Company's Certificate of Incorporation, and bylaws: (i) a 100:1 reverse split its Class A Common Stock; and (ii) the Amended and Restated Certificate of
Incorporation in the form attached hereto as Exhibit C (the "Amended and Restated Certificate of Incorporation"); and the Company shall have filed the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware.

     (e) Debt Exchange. The Company's existing debt holders shall have agreed to exchange an aggregate of approximately $2,600,000 of debt into 2,600,000 Post Split Common Stock pursuant to the terms of a Debt Exchange Agreement, in substantially the form of Exhibit D attached hereto.

     (f) Appointments and Resignations of Directors. Mr. Scott A. Haire shall have been appointed as a member of the Company's Board of Directors, and each of the Company's current directors may have resigned.

     (g) No Injunctions. There shall be no effective injunction, writ, preliminary restraining order or any order of any nature issued by a court of competent jurisdiction prohibiting or imposing any condition on the consummation of any of the transactions contemplated hereby.

6.3      Closing Deliverables.

     (a) At the Closing, the Company will have delivered or caused to be delivered to HEB all of the following in form and substance satisfactory to MBH:

     (i) a certificate of the secretary of the Company, certifying (A) that a true, correct and complete copy of the articles of incorporation of the Company is attached, and (B) that a true, correct and complete copy of the bylaws of the Company is attached;

     (ii) copies of the resolutions unanimously and duly adopted by the Company's board of directors, authorizing the execution, delivery and performance by the Company of this Agreement, and the consummation of all of the other transactions hereunder and thereunder, certified as of the Closing Date by the secretary of the Company;

     (iii)a certificate dated as of the Closing Date from an officer of the Company stating that the conditions specified in Section 6.2 have been fully satisfied or waived by the Company, as applicable;

     (iv) certificates representing an aggregate of 34,000,000 shares of Post Split Common Stock; and

     (v) a certificate of good standing and existence form the Secretary of State of the State of Delaware, of a recent date, with respect to the Company.

     (b) At the Closing, HEB will have delivered or caused to be delivered to the Company each of the following in form and substance satisfactory to the
Company:

     (i) a certificate of the secretary of MBH Company, certifying (A) that a true, correct and complete copy of the articles of incorporation of the Company is attached, and (B) that a true, correct and complete copy of the bylaws of the Company is attached;

     (ii) copies of the resolutions unanimously and duly adopted by the boards of directors of MBH and managers of HEB, authorizing the execution, delivery and performance by MBH and HEB of this Agreement, and the consummation of all of the other transactions hereunder and thereunder, certified as of the Closing Date by the secretary of MBH and HEB, as applicable;

     (iii)a certificate dated as of the Closing Date from an officer of each of MBH and HEB stating that the conditions specified in section 6.3 have been fully satisfied or waived by MBH and HEB, as applicable;

     (iv) certificates representing an aggregate of 1,000 shares of MBH Common Stock; and

     (v) a certificate of existence and good standing from the Secretaries of State of the State of Nevada, each of a recent date, with respect to MBH and HEB, as applicable.


ARTICLE VII
                             LIMITATION ON TRANSFER

7.1 Restriction on Transfer. The shares of Post Split Common Stock to be issued to HEB will not be registered under the Securities Act on the Closing Date and may not be transferred, sold or otherwise disposed of by HEB, except pursuant to an effective registration statement under the Securities Act or in accordance with an exemption from the registration requirements of the Securities Act.

7.2 Restrictive Legend. Each certificate representing shares of Post Split Common Stock issued by the Company to HEB under this Agreement shall bear the following legend:

      THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND ARE "RESTRICTED SECURITIES" AS THAT TERM IS DEFINED IN RULE 144 UNDER THE ACT, AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF BY THE HOLDER EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER THE ACT, AS AMENDED, AND IN COMPLIANCE WITH APPLICABLE SECURITIES LAWS OF ANY STATE WITH RESPECT THERETO OR IN ACCORDANCE WITH AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER THAT AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE AND ALSO MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF BY THE HOLDER WITHOUT COMPLIANCE WITH THE APPLICABLE SECURITIES AND EXCHANGE COMMISSION RULES AND REGULATIONS.

7.3 Removal of Restrictive Legend. The Company agrees to remove such legend (or any relevant portion thereof), by prompt delivery of substitute certificates upon the request of the holder if at such time such legend (or portion thereof) is no longer required for purposes of, or applicable pursuant to, the prior provisions of this Article VII.


ARTICLE VIII
                          INDEMNIFICATION; TERMINATION

8.1 Indemnification by the Company. The Company hereby agrees to defend, indemnify and hold MBH and HEB, and their respective officers, directors, shareholders, employees, successors, heirs, assigns, attorneys and representatives harmless against all losses, claims, damages, penalties, judgments, liabilities and expenses (including, without limitation, all expenses of litigation or preparation therefor whether or not MBH or HEB is a party thereto) which MBH or HEB may pay or incur arising out of or relating to a breach of any representation, warranty or covenant of the Company under this Agreement.

8.2 Indemnification by MBH and HEB. Each of MBH and HEB agrees to defend, indemnify and hold the Company, and its officers, directors, shareholders, members, employees, successors, assigns, attorneys and representatives harmless against all losses, claims, damages, penalties, judgments, liabilities and expenses (including, without limitation, all expenses of litigation or preparation therefor whether or not the Company is a party thereto) which the Company may pay or incur arising out of or relating to a breach of any representation, warranty or covenant of MBH or HEB under this Agreement.

8.3 Survival of Representations and Warranties. The representations and warranties made by parties in this Agreement and in any certificate or schedule furnished hereunder shall survive the Effective Time for a period of two (2) years thereafter. None of the covenants or agreements in this Agreement shall survive the Effective Time, except for those covenants and agreements contained herein that by their terms apply or are to be performed in whole or in part after the Effective Time, including without limitation, the covenants and agreements contained in Section 8.1 and 8.2 above.

8.4 Termination. This Agreement may be terminated, and the transactions contemplated hereby abandoned, prior to the Closing as follows:

     (a) by mutual written consent of all the parties;

     (b) by the Company in the event any of the conditions in Section 6.2 have not been satisfied on or before August 24, 2006, through no fault of the Company; or

     (c) by MBH or HEB in the event any of the conditions in Section 6.3 have not been satisfied on or before August 24, 2006 through no fault of MBH or HEB;.

8.5 Effect of Termination.  If this Agreement is terminated pursuant to Sections
8.4 all rights and obligations of the parties hereunder shall terminate without liability of any Party to any other Party.


ARTICLE IX
                               GENERAL PROVISIONS

9.1 Headings. Section headings in this Agreement are for convenience of reference only, and shall not govern the interpretation of any of the provisions of this Agreement.

9.2 Expenses. Each of the parties shall bear their own expenses (including reasonable attorneys' fees and time charges of attorneys) paid or incurred by such party in connection with the preparation, negotiation, execution, delivery, review, amendment, modification, and administration of this Agreement and the Merger.

9.3 Entire Agreement; Assignment. This Agreement and the attached Exhibits and Schedules embodies the entire agreement and understanding among the Company, MBH and HEB and supersede all prior agreements and understandings among such parties relating to the subject matter thereof. This Agreement may not be assigned without the prior written consent of the other parties.

9.4 Benefits of this Agreement. This Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties to this Agreement and their respective successors and assigns.

9.5 Amendment. No amendment or modification to this Agreement shall be effective, unless in writing and signed by all the parties.

9.6 Severability. Any provision in this Agreement that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this Agreement are declared to be severable.

9.7 Notices. All notices, requests and other communications to any party hereunder shall be in writing (including electronic transmission, facsimile transmission or similar writing) and shall be given to such party at (a) its address or facsimile number set forth on the signature pages hereof or (b) such other address or facsimile number as such party may hereafter specify. Each such notice, request or other communication shall be effective (i) if given by facsimile transmission, when transmitted to the facsimile number specified in this Section and confirmation of receipt is received, (ii) if given by mail, 72 hours after such communication is deposited in the mail, certified or registered with first class postage prepaid, addressed as aforesaid, or (iii) if given by any other means, when delivered (or, in the case of electronic transmission, received) at the address specified in this Section.

9.8 Choice Of Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO ITS CHOICE OF LAWS PROVISIONS.

9.9 Venue. THE EXCLUSIVE JURISDICTION FOR ANY CLAIM OR CONTROVERSY ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE IN THE STATE AND FEDERAL COURTS LOCATED IN DALLAS COUNTY, TEXAS AND EACH PARTY HERETO IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM.

9.10 Counterparts; Facsimile. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart. This Agreement may be executed and delivered by facsimile copy.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                      EQUITY TECHNOLOGIES & RESOURCES, INC.


                         By: /s/ James K. Millard
                            ----------------------------------
                            Name: James K. Millard,
                           Title: President & CEO
                         Address: 325 W. Main St Suite 240
                                  Lexington, KY 40507


                             MB HOLDING CORPORATION


                         By: /s/ Scott A. Haire
                            ----------------------------------
                            Name: Scott A. Haire
                           Title: President
                         Address: 2225 Randol Mill Road, Suite 305
                                  Arlington, Texas  76001


                                    HEB, LLC

                         By: /s/ Scott A. Haire
                            ----------------------------------
                            Name: Scott A. Haire
                           Title: Manager
                         Address: 2225 Randol Mill Road, Suite 305
                                  Arlington, Texas  76001

                                    EXHIBIT A

                                   DEFINITIONS


As used in this Agreement:

     "Agreement" means this agreement, as it may be amended or modified and in effect from time to time.

     "Code" means the Internal Revenue Code of 1986, as amended, reformed or otherwise modified from time to time.

     "DGCL" means the Delaware General Corporation Law as in effect on the Effective Date.

     "Exchange Act" means the Securities and Exchange Act of 1934, as amended from time to time, and any rule and regulation issued thereunder.

     "Exhibit" refers to an exhibit to this Agreement, unless another document is specifically referenced.

     "GAAP" means generally accepted accounting principles as in effect from time to time, applied in a consistent manner.

     "Lien" means any lien (statutory or other), mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, the interest of a vendor or lessor under any conditional sale, capitalized lease or other title retention agreement).

     "Material Adverse Effect" means, with respect to a Person, a material adverse effect on (i) the business, Property, condition (financial or otherwise), or results of operations of the Person taken as a whole, (ii) the ability of the Person to perform its obligations under this Agreement, or (iii) the validity or enforceability of this Agreement or the rights or remedies of hereunder.

     "Person" means any natural person, corporation, firm, joint venture, partnership, limited liability company, association, enterprise, trust or other entity or organization, or any government or political subdivision or any agency, department or instrumentality thereof.

     "Post Split Common Stock" means the common stock of the Company,  par value
$.001  per  share,   authorized  and  issued  under  the  Amended  and  Restated
Certificate of Incorporation.

     "SEC" means the Securities and Exchange Commission.

     "Securities Act" means the Securities Act of 1933, as amended from time to time, and any rule and regulation issued thereunder.

                                    EXHIBIT b

                      FORMS OF STOCK CANCELLATION AGREEMENT



                             [See attached document]

                                    EXHIBIT c

            FORM OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION



                             [See attached document]

                                    EXHIBIT D

                         FORM OF DEBT EXCHANGE AGREEMENT



                             [See attached document]